SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                   May 4, 2001
            ---------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                    GSV, Inc.
            ---------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

           Delaware                      000-23901              13-3979226
       (State or other                  (File No.)            (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                     191 Post Road West, Westport, CT 06880
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 221-2690

                116 Newark Avenue, Jersey City, New Jersey 07302

            ---------------------------------------------------------
          (Former name or former address, if changed since last Report)

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                                    GSV, INC.

                      INFORMATION TO BE INCLUDED IN REPORT

                      ------------------------------------

Item 4. Changes in Registrant's Certifying Accountant

      On May 7, 2001, GSV, Inc. received notice from its independent accountants, Arthur Andersen LLP, of Arthur Andersen's resignation from engagement as GSV's independent public accountants.

      Arthur Andersen's report on GSV's consolidated financial statements for the fiscal year ended December 31, 2000 contained a modified opinion as to an uncertainty regarding the Company's ability to continue as a going concern. Arthur Andersen's report on GSV's consolidated financial statements for the year ended December 31, 1999 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with audits of the two fiscal years ended December 31, 2000, there were no disagreements between GSV and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports. During the two most recent fiscal years, there were no reportable events described under Item 304(a)(1)(iv) of Regulation S-K.

      On May 9, 2001, Comiskey & Company, P.C. was engaged as GSV's new independent public accountants.

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Item 5. Other Events

      In a press release dated May 8, 2001, GSV announced that, on May 4, 2001, Gilad Gat was elected as the President and the Chief Executive Officer of GSV, Inc., replacing Jeffrey S. Tauber who has resigned from these positions. Mr. Tauber also resigned as a Director of GSV and as its Chairman. GSV additionally reported the election of Harvey Doliner, a member of its Board of Directors, to serve as its Chief Financial Officer, and the election of Mr. Gat, Danny Golan and Yoav Bitter to the Board of Directors. GSV also announced that it has moved its principal executive offices to 191 Post Road West, Westport, Connecticut 06880, in order to lower its administrative and overhead expenses. GSV is in the process of seeking to sublease its offices in Jersey City, New Jersey. A copy of the press release relating to the events in this Item 5 is attached as Exhibit 99.1.

      On May 4, 2001, GSV executed an Employment Agreement with Mr. Gat, setting forth the terms of his employment with GSV. A copy of the Employment Agreement is attached as Exhibit 10.1, and is hereby incorporated by reference.

      On May 4, 2001, GSV executed a Severance Agreement and General Release with Mr. Tauber, setting forth the terms of Mr. Tauber's termination. A copy of the Severance Agreement and General Release is attached as Exhibit 10.2, and is hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

10.1 Employment Agreement, dated May 4, 2001, by and between GSV, Inc. and Gilad Gat. Severance Agreement and General Release, dated May 4, 2001, by and between GSV, Inc and Jeffrey S. Tauber.

10.2 Severance Agreement and General Release, dated May 4, 2001, by and between GSV, Inc and Jeffrey S. Tauber.

16.1 Letter of concurrence from Arthur Andersen LLP regarding change in certifying accountant.

99.1  Press Release, dated May 9, 2001.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                GSV, Inc.


Date: May 11, 2001                              By: /s/ Gilad Gat
                                                    ----------------------------
                                                    Gilad Gat, President